AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 1997
                                                 SECURITIES ACT FILE NO. 2-58521
                                        INVESTMENT COMPANY ACT FILE NO. 811-2739
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [_]

                      POST-EFFECTIVE AMENDMENT NO. 26                        [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                             AMENDMENT NO. 23                                [X]
                        (Check appropriate box or boxes)

                                ----------------
                      MERRILL LYNCH BASIC VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

        800 SCUDDERS MILL ROAD                           08536
        PLAINSBORO, NEW JERSEY                        (Zip Code)
   (Address of Principal Executive
               Offices)

      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (609) 282-2800

                                 ARTHUR ZEIKEL
                      MERRILL LYNCH BASIC VALUE FUND, INC.
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                                ----------------

                                   COPIES TO:

  COUNSEL FOR THE FUND:                 PHILIP L. KIRSTEIN, ESQ.            THOMAS D. JONES, III, ESQ.
     BROWN & WOOD LLP                      MERRILL LYNCH ASSET                FUND ASSET MANAGEMENT
  ONE WORLD TRADE CENTER                      MANAGEMENT                          P.O. BOX 9011
NEW YORK, NEW YORK 10048-0557                P.O. BOX 9011               PRINCETON, NEW JERSEY 08543-9011
ATTENTION: THOMAS R. SMITH, JR., ESQ.   PRINCETON, NEW JERSEY 08543-9011

                                ----------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                    [X] immediately upon filing pursuant to paragraph (b)
                    [_] on (date) pursuant to paragraph (b)
                    [_] 60 days after filing pursuant to paragraph (a)(1)
                    [_] on (date) pursuant to paragraph (a)(1)
                    [_] 75 days after filing pursuant to paragraph (a)(2)
                    [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                    [_] this post-effective amendment designates a new
                      effective date for a previously filed post-effective amendment.

                                ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON AUGUST 25, 1997 AND WAS AMENDED ON SEPTEMBER 26, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MERRILL LYNCH BASIC VALUE FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A
 ITEM NO.                                                LOCATION
 --------                                                --------
 PART A
 Item 1.     Cover Page................   Cover Page
 Item 2.     Synopsis..................   Fee Table; Merrill Lynch Select
                                           PricingSM System
             Condensed Financial
 Item 3.      Information..............   Financial Highlights; Performance Data
 Item 4.     General Description of
              Registrant...............   Investment Objective and Policies;
                                           Additional Information
 Item 5.     Management of the Fund....   Fee Table; Management of the Fund;
                                           Portfolio Transactions and Brokerage;
                                           Inside Back Cover Page
 Item 5A.    Management's Discussion of
              Fund Performance.........   Not Applicable
 Item 6.     Capital Stock and Other
              Securities...............   Cover Page; Purchase of Shares;
                                           Redemption of Shares; Shareholder
                                           Services; Additional Information
 Item 7.     Purchase of Securities
              Being Offered............   Cover Page; Fee Table; Merrill Lynch
                                           Select PricingSM System; Purchase of
                                           Shares; Shareholder Services;
                                           Additional Information; Inside Back
                                           Cover Page
 Item 8.     Redemption or Repurchase..   Fee Table; Merrill Lynch Select
                                           Pricing(SM) System; Purchase of Shares;
                                           Redemption of Shares
 Item 9.     Pending Legal Proceedings.   Not Applicable
 PART B
 Item 10.    Cover Page................   Cover Page
 Item 11.    Table of Contents.........   Back Cover Page
             General Information and
 Item 12.     History..................   General Information
             Investment Objective and
 Item 13.     Policies.................   Investment Objective and Policies
 Item 14.    Management of the Fund....   Management of the Fund
 Item 15.    Control Persons and
              Principal Holders of
              Securities...............   Management of the Fund; General
                                           Information--Additional Information
 Item 16.    Investment Advisory and      Management of the Fund; Purchase of
              Other Services...........   Shares; General Information
 Item 17.    Brokerage Allocation and
              Other Practices..........   Portfolio Transactions and Brokerage
 Item 18.    Capital Stock and Other
              Securities...............   General Information
 Item 19.    Purchase, Redemption and
              Pricing of Securities
              Being Offered............   Purchase of Shares; Redemption of
                                           Shares; Determination of Net Asset
                                           Value; Shareholder Services
 Item 20.    Tax Status................   Dividends, Distributions and Taxes
 Item 21.    Underwriters..............   Purchase of Shares
             Calculation of Performance
 Item 22.     Data.....................   Performance Data
 Item 23.    Financial Statements......   Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

SEPTEMBER 26, 1997

                      MERRILL LYNCH BASIC VALUE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Basic Value Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 11.

                               ----------------
  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 4.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers that have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1 and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

 THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE  COMMISSION NOR HAS THE  COMMISSION PASSED UPON THE ACCURACY  OR
     ADEQUACY OF THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY IS A
       CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated September 26, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                CLASS A(a)        CLASS B(b)             CLASS C        CLASS D
                ----------        ----------             -------        -------
SHAREHOLDER
 TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Im-
  posed on Pur-
  chases (as a
  percentage of
  offering
  price).......   5.25%(c)           None                  None          5.25%(c)
 Sales Charge
  Imposed on
  Dividend
  Reinvestments.   None              None                  None           None
 Deferred Sales
  Charge (as a
  percentage of
  original pur-
  chase price
  or redemption
  proceeds,
  whichever is
  lower).......   None(d)  4.0% during the first    1.0% for one year(f)   None(d)
                            year, decreasing 1.0%
                             annually thereafter
                              to 0.0% after the
                                fourth year(e)

 Exchange Fee..    None              None                  None           None
ANNUAL FUND
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)
 Investment
  Advisory
  Fees(g)......   0.40%             0.40%                 0.40%          0.40%
 12b-1 Fees(h):
 Account
  Maintenance
  Fees.........    None             0.25%                 0.25%          0.25%
 Distribution
  Fees.........    None             0.75%                 0.75%           None
                               (Class B shares
                                  convert to
                                Class D shares
                                automatically
                             after approximately
                                 eight years
                               and cease being
                                  subject to
                              distribution fees)
 Other
  Expenses:
 Shareholder
  Servicing
  Costs(i).....   0.13%             0.15%                 0.16%          0.13%
 Other.........   0.02%             0.02%                 0.02%          0.02%
                  -----             -----                 -----          -----
  Total Other     0.15%             0.17%                 0.18%          0.15%
   Expenses....   -----             -----                 -----          -----
 Total Fund
  Operating       0.55%             1.57%                 1.58%          0.80%
  Expenses.....   =====             =====                 =====          =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and participants in certain fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 18 and "Shareholder Services--Fee-Based Programs"--page 30.
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 20.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 18.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 30.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 30.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 30.
(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    14.

(h) See "Purchase of Shares--Distribution Plans"--page 24.
(i) See "Management of the Fund--Transfer Agency Services"--page 15.

EXAMPLE:

                                       CUMULATIVE EXPENSES PAID FOR THE
                                                  PERIOD OF:
                                      ---------------------------------------
                                      1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                      -------   --------  --------  ---------
An investor would pay the following
 expenses on a $1,000 investment
 including the maximum $52.50
 initial sales charge (Class A and
 Class D shares only) and assuming
 (1) the Total Fund Operating
 Expenses for each class set forth
 on page 2; (2) a 5% annual return
 throughout the period and
 (3) redemption at the end of the
 period (including any applicable
 CDSC for Class B and Class C
 shares):
  Class A...........................       $58        $69       $82       $118
  Class B...........................       $56        $70       $86       $166*
  Class C...........................       $26        $50       $86       $188
  Class D...........................       $60        $77       $95       $146
An investor would pay the following
 expenses on the same $1,000 invest-
 ment assuming no redemption at the
 end of the period:
  Class A...........................       $58        $69       $82       $118
  Class B...........................       $16        $50       $86       $166*
  Class C...........................       $16        $50       $86       $188
  Class D...........................       $60        $77       $95       $146

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"). Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION
 CLASS        SALES CHARGE(/1/)             FEE         FEE        CONVERSION FEATURE
---------------------------------------------------------------------------------------
  A         Maximum 5.25% initial           No           No                No
                 sales charge(/2/)(/3/)
---------------------------------------------------------------------------------------
  B    CDSC for a period of four years,    0.25%        0.75%     B shares convert to
         at a rate of 4.0% during the                            D shares automatically
         first year, decreasing 1.0%                              after approximately
               annually to 0.0%(/4/)                                eight years(/5/)
---------------------------------------------------------------------------------------
  C      1.0% CDSC for one year(/6/)       0.25%        0.75%              No
---------------------------------------------------------------------------------------
  D         Maximum 5.25% initial          0.25%         No                No
              sales charge(/3/)

-------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans and fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A. Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25%, is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B. Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares, and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee. Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C. Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D. Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by certain retirement plans and participants in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to ongoing account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in connection with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended June 30, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders, which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                                                       CLASS A
                    -----------------------------------------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED JUNE 30,
                    -----------------------------------------------------------------------------------------------------------
                      1997+        1996        1995        1994        1993        1992        1991        1990        1989
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Increase (De-
 crease) in Net
 Asset
 Value:
 PER SHARE OPER-
 ATING PERFOR-
 MANCE:
 Net asset value,
 beginning of
 year............   $    30.22  $    26.44  $    23.17  $    23.31  $    20.57  $    18.90  $    19.32  $    20.03  $    18.60
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Investment in-
 come--net.......          .81         .80         .74         .62         .71         .70         .87         .95         .85
 Realized and
 unrealized gain
 (loss) on in-
 vestments and
 foreign currency
 transactions--
 net.............         7.66        4.31        4.01         .67        3.03        2.02        (.02)       (.56)       1.99
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Total from in-
 vestment opera-
 tions...........         8.47        5.11        4.75        1.29        3.74        2.72         .85         .39        2.84
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Less dividends
 and distribu-
 tions:
 Investment in-
 come--net.......         (.80)       (.76)       (.69)       (.70)       (.64)       (.76)       (.97)       (.87)       (.75)
 Realized gain on
 investments--
 net.............        (1.39)       (.57)       (.79)       (.73)       (.36)       (.29)       (.30)       (.23)       (.66)
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Total dividends
 and distribu-
 tions...........        (2.19)     (1.33)       (1.48)      (1.43)      (1.00)      (1.05)      (1.27)      (1.10)      (1.41)
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Net asset value,
 end of year.....   $    36.50  $    30.22  $    26.44  $    23.17  $    23.31  $    20.57  $    18.90  $    19.32  $    20.03
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 TOTAL INVESTMENT
 RETURN:*
 Based on net as-
 set value per
 share...........       29.95%      19.92%      21.67%       5.68%      19.03%      15.08%       5.39%       1.77%      16.29%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 RATIOS TO AVER-
 AGE NET ASSETS:
 Expenses........         .55%        .56%        .59%        .53%        .54%        .58%        .59%        .57%        .58%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 Investment in-
 come--net.......        2.54%       2.88%       3.19%       2.76%       3.48%       3.52%       4.76%       5.05%       4.82%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 SUPPLEMENTAL DA-
 TA:
 Net assets, end
 of year (in
 thousands)......   $4,921,834  $3,587,558  $2,834,652  $2,272,983  $2,023,078  $1,670,430  $1,490,657  $1,556,257  $1,373,408
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 Portfolio turn-
 over............       13.00%      13.94%      11.69%      21.79%      20.85%      21.24%      20.11%       4.88%      13.44%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 Average commis-
 sion rate
 paid++..........   $    .0582  $    .0491         --          --          --          --          --          --          --
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

                         CLASS A
                    --------------------------
                    FOR THE YEAR ENDED JUNE 30,
                    --------------------------
                       1988
                    ----------
 Increase (De-
 crease) in Net
 Asset
 Value:
 PER SHARE OPER-
 ATING PERFOR-
 MANCE:
 Net asset value,
 beginning of
 year............   $    20.26
                    ----------
 Investment in-
 come--net.......          .74
 Realized and
 unrealized gain
 (loss) on in-
 vestments and
 foreign currency
 transactions--
 net.............         (.44)
                    ----------
 Total from in-
 vestment opera-
 tions...........          .30
                    ----------
 Less dividends
 and distribu-
 tions:
 Investment in-
 come--net.......         (.62)
 Realized gain on
 investments--
 net.............        (1.34)
                    ----------
 Total dividends
 and distribu-
 tions...........        (1.96)
                    ----------
 Net asset value,
 end of year.....   $    18.60
                    ==========
 TOTAL INVESTMENT
 RETURN:*
 Based on net as-
 set value per
 share...........        1.90%
                    ==========
 RATIOS TO AVER-
 AGE NET ASSETS:
 Expenses........         .58%
                    ==========
 Investment in-
 come--net.......        4.06%
                    ==========
 SUPPLEMENTAL DA-
 TA:
 Net assets, end
 of year (in
 thousands)......   $1,079,262
                    ==========
 Portfolio turn-
 over............       20.42%
                    ==========
 Average commis-
 sion rate
 paid++..........          --
                    ==========

----

* Total investment returns exclude the effects of sales loads.

+ Based on average shares outstanding during the year.

++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                                                                   CLASS B
                    -------------------------------------------------------------------------------------------------------------
                                                         FOR THE YEAR ENDED JUNE 30,
                    -------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 21, 1988+
                      1997++       1996        1995        1994        1993        1992       1991      1990    TO JUNE 30, 1989
                    ----------  ----------  ----------  ----------  ----------  ----------  --------  --------  -----------------
 Increase (De-
  crease) in Net
  Asset Value:
 Per Share Oper-
  ating Perfor-
  mance:
 Net asset value,
  beginning of
  period.........   $    29.76  $    26.08  $    22.87  $    23.04  $    20.35  $    18.71  $  19.12  $  19.92      $  18.78
                    ----------  ----------  ----------  ----------  ----------  ----------  --------  --------      --------
 Investment in-
  come--net......          .48         .53         .53         .42         .53         .50       .66       .78           .55
 Realized and
  unrealized gain
  (loss) on in-
  vestments and
  foreign cur-
  rency transac-
  tions--net.....         7.55        4.23        3.93         .62        2.96        2.00       .01      (.59)         1.30
                    ----------  ----------  ----------  ----------  ----------  ----------  --------  --------      --------
 Total from in-
  vestment opera-
  tions..........         8.03        4.76        4.46        1.04        3.49        2.50       .67       .19          1.85
                    ----------  ----------  ----------  ----------  ----------  ----------  --------  --------      --------
 Less dividends
  and distribu-
  tions:
 Investment in-
  come--net......         (.51)       (.51)       (.46)       (.48)       (.44)       (.57)     (.78)     (.76)         (.36)
 Realized gain on
  investments--
  net............        (1.39)       (.57)       (.79)       (.73)       (.36)       (.29)     (.30)     (.23)         (.35)
                    ----------  ----------  ----------  ----------  ----------  ----------  --------  --------      --------
 Total dividends
  and distribu-
  tions..........        (1.90)      (1.08)      (1.25)      (1.21)       (.80)       (.86)    (1.08)     (.99)         (.71)
                    ----------  ----------  ----------  ----------  ----------  ----------  --------  --------      --------
 Net asset value,
  end of period..   $    35.89  $    29.76      $26.08  $    22.87  $    23.04  $    20.35  $  18.71  $  19.12      $  19.92
                    ==========  ==========  ==========  ==========  ==========  ==========  ========  ========      ========
 TOTAL INVESTMENT
  RETURN:**
 Based on net as-
  set value per
  share..........       28.61%      18.71%      20.45%       4.61%      17.81%      13.90%     4.33%      .73%        10.33%#
                    ==========  ==========  ==========  ==========  ==========  ==========  ========  ========      ========
 RATIOS TO AVER-
  AGE NET ASSETS:
 Expenses........        1.57%       1.58%       1.61%       1.55%       1.56%       1.60%     1.61%     1.60%         1.62%*
                    ==========  ==========  ==========  ==========  ==========  ==========  ========  ========      ========
 Investment in-
  come--net......        1.53%       1.86%       2.16%       1.75%       2.47%       2.50%     3.73%     4.03%         4.43%*
                    ==========  ==========  ==========  ==========  ==========  ==========  ========  ========      ========
 SUPPLEMENTAL DA-
  TA:
 Net assets, end
  of period (in
  thousands).....   $4,088,755  $3,288,963  $2,464,248  $1,744,704  $1,383,935  $1,064,354  $874,318  $922,126      $468,537
                    ==========  ==========  ==========  ==========  ==========  ==========  ========  ========      ========
 Portfolio turn-
  over...........       13.00%      13.94%      11.69%      21.79%      20.85%      21.24%    20.11%     4.88%        13.44%
                    ==========  ==========  ==========  ==========  ==========  ==========  ========  ========      ========
 Average commis-
  sion rate paid
  ##.............   $    .0582  $    .0491         --          --          --          --        --        --            --
                    ==========  ==========  ==========  ==========  ==========  ==========  ========  ========      ========

--------
 * Annualized.
** Total investment returns exclude the effects of sales loads.

 + Commencement of Operations.

 ++Based on average shares outstanding during the year.
#  Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                                         CLASS C                                CLASS D
                           -------------------------------------- --------------------------------------
                                                 FOR THE PERIOD                         FOR THE PERIOD
                             FOR THE YEAR         OCTOBER 21,       FOR THE YEAR         OCTOBER 21,
                            ENDED JUNE 30,     1994++ TO JUNE 30,  ENDED JUNE 30,     1994++ TO JUNE 30,
                           ------------------         1995        ------------------         1995
                            1997+      1996                        1997+      1996
                           --------  --------  ------------------ --------  --------  ------------------
 Increase (Decrease) in
  Net Asset Value:
 Per Share Operating
  Performance:
 Net asset value,
  beginning of period....    $29.56    $25.98       $ 22.92       $  30.16  $  26.41       $  23.19
                           --------  --------       -------       --------  --------       --------
 Investment income--net..       .47       .55           .44            .73       .76            .50
 Realized and unrealized
  gain on investments and
  foreign currency
  transactions--net......      7.49      4.18          3.05           7.66      4.27           3.17
                           --------  --------       -------       --------  --------       --------
 Total from investment
  operations.............      7.96      4.73          3.49           8.39      5.03           3.67
                           --------  --------       -------       --------  --------       --------
 Less dividends and
  distributions:
 Investment income--net..      (.54)     (.58)         (.33)          (.74)     (.71)          (.35)
 Realized gain on
  investments--net.......     (1.39)     (.57)         (.10)         (1.39)     (.57)          (.10)
                           --------  --------       -------       --------  --------       --------
 Total dividends and
  distributions..........     (1.93)    (1.15)         (.43)         (2.13)    (1.28)          (.45)
                           --------  --------       -------       --------  --------       --------
 Net asset value, end of
  period.................  $  35.59  $  29.56       $ 25.98       $  36.42  $  30.16       $  26.41
                           ========  ========       =======       ========  ========       ========
 TOTAL INVESTMENT
  RETURN:**
 Based on net asset value
  per share..............    28.60%    18.69%        15.59%#        29.65%    19.61%         16.23%#
                           ========  ========       =======       ========  ========       ========
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses................     1.58%     1.59%         1.66%*          .80%      .81%           .87%*
                           ========  ========       =======       ========  ========       ========
 Investment income--net..     1.51%     1.83%         2.09%*         2.28%     2.61%          2.88%*
                           ========  ========       =======       ========  ========       ========
 SUPPLEMENTAL DATA:
 Net assets, end of
  period (in thousands)..  $337,828  $211,787       $74,334       $886,391  $434,396       $203,033
                           ========  ========       =======       ========  ========       ========
 Portfolio turnover......    13.00%    13.94%        11.69%         13.00%    13.94%         11.69%
                           ========  ========       =======       ========  ========       ========
 Average commission rate
  paid ##................  $  .0582  $  .0491           --        $  .0582  $  .0491            --
                           ========  ========       =======       ========  ========       ========

--------
 * Annualized.
** Total investment returns exclude the effects of sales loads.

  + Based on average shares outstanding during the year.
++ Commencement of operations.
#  Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio. There can be no assurance that the objective of the Fund will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

  The investment policy of the Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, management believes that market prices of securities with relative high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated events. This investment policy departs from traditional philosophy. Management of the Fund believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

  The Investment Adviser is responsible for the management of the Fund's portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Fund's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research, economic research and computer applications facilities provided by Merrill Lynch, as described below:

  Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Fund also may invest in preferred stocks and non-convertible debt securities and utilize covered call options with respect to portfolio securities as described below and in the Statement of Additional Information. It reserves the right as a defensive measure to hold other types of securities, including U.S. Government and money market securities, repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The Fund may invest up to 25% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers. Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies.

The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or problems with settlement could affect the liquidity of the Fund's portfolio and adversely affect the Fund's performance. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries may be subject to different economic, financial, political and social factors.

  Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). In addition, as a fundamental restriction the Fund may not borrow money or pledge its assets, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin.) Notwithstanding the above-referenced fundamental restrictions on borrowing money, as a non-fundamental restriction the Fund may not borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund will not invest in securities that cannot readily be resold because of legal or contractual restrictions or for which there is no readily available market, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 (the "Securities Act"), provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, including such factors as valuation, liquidity and the availability of information, that it is liquid. These investments could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Board has determined that securities that are freely tradeable in their primary market offshore should be deemed liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Investment in Foreign Issuers. It is anticipated that in the immediate future, the Fund will invest not more than 25% of its total assets in the securities of foreign issuers. Nevertheless, investors should note that investment in securities of foreign issuers involves risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments.

  Lending of Portfolio Securities. The Fund may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government that will be maintained at all times in amounts equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund.

  Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. In return for the premium income realized from the sale of covered call options, the Fund will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write options on underlying securities exceeding 15% of its total assets, taken at market value.

  Suitability. The economic benefit from an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on equity securities which the Fund believes are undervalued, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depned upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in undervalued equity securities, including the risk of loss of principal.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--President of the Investment Adviser and its affiliate, MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  M. Colyer Crum--James R. Williston Professor of Investment Management Emeritus, Harvard Business School.

  Edward H. Meyer--Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

  Jack B. Sunderland--President and Director of American Independent Oil Company, Inc. (an energy company).

  J. Thomas Touchton--Managing Partner of The Witt-Touchton Company (a private investment partnership).
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company, acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The Investment Adviser or MLAM acts as the investment adviser to more than 140 registered investment companies. The Investment Adviser or MLAM also provides investment advisory services to individual and institutional accounts. As of August 31, 1997, the Investment Adviser and MLAM had a total of approximately $267.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of MLAM.

  The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions, and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  The Fund pays the Investment Adviser a monthly fee based on the average daily value of the Fund's net assets: 0.60% of that portion of average daily net assets not exceeding $100 million; 0.50% of that portion of average daily net assets exceeding $100 million but not exceeding $200 million; and 0.40% of that portion of average daily net assets exceeding $200 million. For the fiscal year ended June 30, 1997, the Investment Adviser earned a fee of $35,001,183 (based on average net assets of approximately $8.6 billion) and the effective rate was approximately 0.41%.

  Also, the Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  The Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended June 30, 1997, the Fund paid the Investment Adviser $436,837 for such accounting services. For the fiscal year ended June 30, 1997, the ratio of total expenses to average net assets was 0.55% for Class A shares, 1.57% for Class B shares, 1.58% for Class C shares and 0.80% for Class D shares.

  Paul M. Hoffmann is a Vice President and Portfolio Manager for the Fund. Mr. Hoffmann has been a First Vice President of MLAM since 1997 and a Portfolio Manager of MLAM since 1976. From 1976 to 1997, Mr. Hoffmann was a Vice President of MLAM and the Investment Adviser. Mr. Hoffmann has been primarily responsible for the management of the Fund's portfolio since 1977.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $0.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class or a record keeping system, provided the record keeping system is maintained by a wholly owned subsidiary of ML & Co. For the fiscal year ended June 30, 1997, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $11,967,405.

                               PURCHASE OF SHARES

  The Distributor, an affiliate of the Investment Adviser, MLAM and Merrill Lynch, acts as the Distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1 and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.

   The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which include orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on the day the orders are placed with the Distributor, provided the orders are received by the Distributor from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select
Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing System is set forth under "Merrill Lynch Select PricingSM System" on page 4.

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing System.


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION
 CLASS        SALES CHARGE(/1/)             FEE         FEE        CONVERSION FEATURE
---------------------------------------------------------------------------------------
  A      Maximum 5.25% initial sales        No           No                No
               charge(/2/)(/3/)
---------------------------------------------------------------------------------------
  B    CDSC for a period of four years,    0.25%        0.75%     B shares convert to
         at a rate of 4.0% during the                            D shares automatically
         first year, decreasing 1.0%                              after approximately
               annually to 0.0%(/4/)                                eight years(/5/)
---------------------------------------------------------------------------------------
  C      1.0% CDSC for one year(/6/)       0.25%        0.75%              No
---------------------------------------------------------------------------------------
  D         Maximum 5.25% initial          0.25%         No                No
              sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans and fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                              SALES LOAD     SALES LOAD        DISCOUNT TO
                             AS PERCENTAGE AS PERCENTAGE*    SELECTED DEALERS
                              OF OFFERING    OF THE NET    AS PERCENTAGE OF THE
AMOUNT OF PURCHASE               PRICE     AMOUNT INVESTED    OFFERING PRICE
------------------           ------------- --------------- --------------------
Less than $25,000...........     5.25%          5.54%              5.00%
$25,000 but less than
 $50,000....................     4.75           4.99               4.50
$50,000 but less than
 $100,000...................     4.00           4.17               3.75
$100,000 but less than
 $250,000...................     3.00           3.09               2.75
$250,000 but less than
 $1,000,000.................     2.00           2.04               1.80
$1,000,000 and over**.......     0.00           0.00               0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D share purchases of $1,000,000 or more, and on Class A share purchases by certain retirement plan investors and participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchase may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge is assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  For the fiscal year ended June 30, 1997, the Fund sold 37,081,337 Class A shares for aggregate net proceeds of $1,162,009,521. The gross sales charges for the sale of Class A shares of the Fund for that year were $610,352, of which $42,785 and $567,567 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended June 30, 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended June 30, 1997, the Fund sold 7,052,734 Class D shares for aggregate net proceeds of $223,824,582. The gross sales charges for the sale of Class D shares of the Fund for that year were $1,836,372, of which $116,447 and $1,719,925 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended June 30, 1997, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch BlueprintSM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans". The proceeds from the ongoing account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment from the dealers' own funds of compensation to financial consultants for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years after purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                               CLASS B CDSC
                                                              AS A PERCENTAGE
                                                             OF DOLLAR AMOUNT
   YEAR SINCE PURCHASE PAYMENT MADE                          SUBJECT TO CHARGE
   --------------------------------                          -----------------
   0-1......................................................       4.00%
   1-2......................................................       3.00
   2-3......................................................       2.00
   3-4......................................................       1.00
   4 and thereafter.........................................       0.00

For the fiscal year ended June 30, 1997, the Distributor received CDSCs of $3,245,099 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access Account SM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access SM Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs".

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  For the fiscal year ended June 30, 1997, the Distributor received CDSCs of $103,976 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate Funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor in connection with such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the CDSCs and distribution fees provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended June 30, 1997, the Fund paid the Distributor $36,276,531 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $3.6 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 1997, the Fund paid the Distributor $2,697,544 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $268.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 1997, the Fund paid the Distributor $1,458,562 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $580.2 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C

Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $3,399,000 (0.09% of Class B net assets at that date). As of June 30, 1997, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $99,168,001 (2.43% of Class B net assets at that date). As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated accrual revenues by approximately $955,000 (0.35% of Class C net assets at that date). As of June 30, 1997, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $2,872,094 (0.85% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal Funds or a certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility to submit such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below, which are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors. Included in the Fund's shareholder services are the following:

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined after the close of the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges-- Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(R) or CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The Fund pays brokerage fees to Merrill Lynch in connection with portfolio transactions executed by Merrill Lynch. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Investment Adviser also may be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

                                PERFORMANCE DATA

  From time to time, the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.

                            ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Determination of Net Asset Value" below. Dividends and distributions will be reinvested automatically in shares of the Fund, at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. See "Shareholder Services--Automatic Reinvestment of Dividends and Distributions" for information as to how to elect either dividend reinvestment or cash payments. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily, 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing SM Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. During the fiscal year ended June 30, 1997, the Fund did not pay MLSPS a fee for such service.

  The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes the issuance of regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders in capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income included in capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on March 22, 1977. It has authorized capital of 1,200,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class B each consists of 400,000,000 shares, and Class C and Class D each consists of 200,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures (except that Class B shareholders have certain voting rights with respect to the Class D Distribution Plan), as applicable. See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities except, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

   Merrill Lynch Financial Data Services, Inc.
   P.O. Box 45289
   Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

      MERRILL LYNCH BASIC VALUE FUND, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASE THROUGH THE MERRILL LYNCH
      BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Basic Value Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends            Long-Term Capital Gains

     SELECT  [_] Reinvest                 SELECT  [_] Reinvest
     ONE:    [_] Cash                     ONE:    [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Basic Value Fund, Inc. Authorization Form.

Specify type of account (check one): [_] checking  [_] savings

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

    MERRILL LYNCH BASIC VALUE FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Basic Value Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Basic Value Fund, Inc. Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Basic Value Fund, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................

Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
-                                  -     Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
-                                   -    Shareholder's signature.

This form when completed, should         .....................................
be mailed to:                                   Dealer Name and Address

                                      By:
                                         .....................................
                                            Authorized Signature of Dealer

Merrill Lynch Basic Value Fund, Inc.
c/o Merrill Lynch Financial Data        [ ][ ][ ]   [ ][ ][ ][ ] ...............
    Services, Inc.                      Branch Code  F/C No.     F/C Last Name
P.O. Box 45289                          [ ][ ][ ]  [ ][ ][ ][ ][ ]
Jacksonville, FL 32232-5289             Dealer's Customer A/C No.

      MERRILL LYNCH BASIC VALUE FUND, INC. -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLAN ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(Please Print)

                                                 [                       ]
Name...........................................    Social Security No. or
      First Name         Initial       Last Name   Taxpayer Identification
                                                           Number

Name of Co-Owner (if any).................................
                         First Name  Initial    Last Name

Address........................................  Account Number ..............
                                                 (if existing account)
 ...............................................
                                      (Zip Code)

-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN-- (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, Class C* or [_] Class D shares in Merrill Lynch Basic Value Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or
[_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be
utilized. Begin systematic withdrawal on                     or as soon as
                                             (month)
possible thereafter.


SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE):
[_] $      of [_] Class A, [_] Class B*, Class C* or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------

* Annual withdrawal cannot exceed 10% of the number of shares of such class held in the account.

    MERRILL LYNCH BASIC VALUE FUND, INC. -- AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Basic Value Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA
           SERVICES, INC.

                                           DRAWN BY MERRILL LYNCH FINANCIAL
You are hereby authorized to draw an              DATA SERVICES, INC.
ACH debit each month on my bank
account for investment in Merrill
Lynch Basic Value Fund, Inc., as         To...............................Bank
indicated below:                                       (Investor's Bank)

  Amount of each ACH debit $........     Bank Address.........................


  Account No. ......................     City....... State........ Zip.......

Please date and invest ACH debits on     As a convenience to me, I hereby
the 20th of each month                   request and authorize you to pay and
beginning  _____ or as soon as possible  charge to my account ACH debits
          (month)                        drawn on my account by and payable
thereafter.                              to Merrill Lynch Financial Data
                                         Services, Inc., I agree that your
  I agree that you are drawing these     rights in respect to each such debit
ACH debits voluntarily at my request     shall be the same as if it were a
and that you shall not be liable for     check drawn on you and signed
any loss arising from any delay in       personally by me. This authority is
preparing or failure to prepare any      to remain in effect until revoked by
such debit. If I change banks or         me in writing. Until you receive
desire to terminate or suspend this      such notice, you shall be fully
program, I agree to notify you           protected in honoring any such
promptly in writing. I hereby            debit. I further agree that if any
authorize you to take any action to      such debit be dishonored, whether
correct erroneous ACH debits of my       with or without cause and whether
bank account or purchases of fund        intentionally or inadvertently, you
shares including liquidating shares      shall be under no liability.
of the Fund and crediting my bank
account. I further agree that if a       ............   .....................
debit is not honored upon                    Date           Signature of
presentation, Merrill Lynch Financial                         Depositor
Data Services, Inc. is authorized to
discontinue immediately the Automatic    ............   .....................
Investment Plan and to liquidate             Bank      Signature of Depositor
sufficient shares held in my account       Account       (If joint account,
to offset the purchase made with the        Number         both must sign)
dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                               INVESTMENT ADVISER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                             Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select Pricing(SM) System....................................   4
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  11
Management of the Fund.....................................................  13
 Board of Directors........................................................  13
 Management and Advisory Arrangements......................................  14
 Code of Ethics............................................................  15
 Transfer Agency Services..................................................  15
Purchase of Shares.........................................................  16
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  18
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  20
 Distribution Plans........................................................  24
 Limitations on the Payment of Deferred Sales Charges......................  25
Redemption of Shares.......................................................  26
 Redemption................................................................  26
 Repurchase................................................................  27
 Reinstatement Privilege--Class A and
  Class D Shares...........................................................  27
Shareholder Services.......................................................  27
 Investment Account........................................................  28
 Exchange Privilege........................................................  28
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  29
 Systematic Withdrawal Plans...............................................  30
 Automatic Investment Plans................................................  30
 Fee-Based Programs........................................................  30
Portfolio Transactions and Brokerage.......................................  31
Performance Data...........................................................  31
Additional Information.....................................................  32
 Dividends and Distributions...............................................  32
 Determination of Net Asset Value..........................................  33
 Taxes.....................................................................  34
 Organization of the Fund..................................................  36
 Shareholder Reports.......................................................  36
 Shareholder Inquiries.....................................................  36
Authorization Form......................................................... A-1

                                                           Code #10042-0997
[LOGO]  MERRILL LYNCH

Merrill Lynch
Basic Value Fund, Inc.

[ART]

PROSPECTUS

September 26, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH BASIC VALUE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Basic Value Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated September 26, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is September 26, 1997

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Fund realizes a gain in the amount of the premium received for the option which may be offset by a decline in the market price of the underlying security during the option period. The use of covered call options is not a primary investment technique of the Fund and such options normally will be written on underlying securities as to which management does not anticipate significant short-term capital appreciation. In its use of options, the Fund's investment adviser has access to personnel of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with extensive experience in options research and strategy. The Fund may not write covered options on underlying securities exceeding 15% of its total assets.

  All options referred to herein and in the Prospectus are options issued by The Options Clearing Corporation (the "Clearing Corporation"), which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange or the New York Stock Exchange (the "NYSE"). An option gives the purchaser of the option the right to buy, and obligates the writer (seller) to sell the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Fund receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

  The writer may terminate his or her obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if management believes that a liquid secondary market will exist on an exchange for options of the same series that will permit the Fund to make a closing purchase transaction in order to close out its position.

  Due to the relatively short time that exchanges have been dealing with options, options involve risks of possible unforeseen events which can be disruptive to the option markets or could result in the institution of certain procedures, including restriction of certain types of orders.

  Portfolio Turnover. The rate of portfolio turnover is not a limiting factor and, given the Fund's investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. The Fund will, however, comply with the Federal tax requirement that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Under recent legislation, this requirement will no longer apply to the Fund after its fiscal year ending June 30, 1998. The use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. Although the Fund anticipates that its annual portfolio turnover rates should not exceed 100%, the turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. The rates of portfolio turnover for the fiscal years ended June 30, 1997 and 1996 were 13.00% and 13.94%, respectively.

  Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. The Fund may not:


    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or
  (G) (the "fund of funds" provision) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.


    d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

  Lending of Portfolio Securities. Subject to investment restriction (5) above, the Fund may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

  Investment in Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries may be subject to different economic, financial, political and social factors.

                               ----------------

  Because of the affiliation of Merrill Lynch with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  Information about the Directors and executive officers of the Fund, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of MLAM (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Donald Cecil (70)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  M. Colyer Crum (65)--Director(2)--Soldiers Field Road, Boston, Massachusetts 02163. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

  Edward H. Meyer (70)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors Inc.

  Jack B. Sunderland (69)--Director(2)--P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

  J. Thomas Touchton (58)--Director(2)--Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (64)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1982; Senior Vice President of Princeton Services since 1993.

  Paul M. Hoffmann (67)--Vice President(1)--First Vice President of MLAM since 1997; Vice President of MLAM from 1976 to 1997.

  Donald C. Burke (37)--Vice President(1)(2)--First Vice President of MLAM since 1997; Director of Taxation of MLAM since 1990; and Vice President of MLAM from 1990 to 1997.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

  Thomas D. Jones, III (32)--Secretary(1)(2)--Attorney with MLAM and the Investment Adviser since 1992.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director or officer of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser.

  At August 31, 1997, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding Common Stock of ML & Co.

COMPENSATION OF DIRECTORS

  Pursuant to the terms of the Fund's investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries. Each unaffiliated Director (each a "non-interested Director") is paid an annual fee of $3,500 by the Fund for serving as a Director plus a fee of $500 for each meeting of the Board attended. The Fund also pays each member of the Audit and Nominating Committee of the Board of Directors (the "Committee"), which consists of all of the unaffiliated Directors, an annual fee of $2,500. The Chairman of the Committee receives an additional $1,000 annually. The Fund reimburses each unaffiliated Director for his actual out-of-pocket expenses relating to attendance at Board and Committee meetings. Fees and expenses paid to the Directors aggregated $41,233 for the fiscal year ended June 30, 1997.

  The following table sets forth, for the fiscal year ended June 30, 1997, compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies (including the Fund) advised by the Investment Adviser and its affiliate, MLAM ("MLAM/FAM-Advised Funds") to the non-interested Directors:

                                                                  AGGREGATE
                                               PENSION OR       COMPENSATION
                                               RETIREMENT       FROM FUND AND
                                            BENEFITS ACCRUED  MLAM/FAM-ADVISED
                              COMPENSATION     AS PART OF       FUNDS PAID TO
DIRECTOR                      FROM THE FUND   FUND EXPENSE   TRUSTEE/DIRECTOR(1)
--------                      ------------- ---------------- -------------------
Donald Cecil.................    $9,000           None            $268,933
M. Colyer Crum...............    $8,000           None            $117,600
Edward H. Meyer..............    $8,000           None            $227,933
Jack B. Sunderland...........    $8,000           None            $128,100
J. Thomas Touchton...........    $8,000           None            $128,100

--------

(1) The Directors serve on the boards of MLAM/FAM-Advised Funds as follows:
    Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Crum (14 registered investment companies consisting of 14 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Sunderland (17 registered investment companies consisting of 29 portfolios) and Mr. Touchton (17 registered investment companies consisting of 29 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for the Fund who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is required to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  Securities held by the Fund also may be held by or be appropriate investments for other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which the Investment Adviser or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into the Investment Advisory Agreement with the Investment Adviser. As discussed in the Prospectus, the Fund will pay the Investment Adviser a fee for its services at the annual rates of 0.60% of the portion of average net assets not exceeding $100 million; 0.50% of the portion of average net assets exceeding $100 million but not exceeding $200 million; and 0.40% of the portion of average net assets exceeding $200 million. For the fiscal years ended June 30, 1997, 1996 and 1995, the advisory fees paid by the Fund to the Investment Adviser totalled $35,001,183, $26,704,376 and $18,443,250, respectively.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. As required by the Distribution Agreements, the Distributor will pay certain of the expenses of the Fund incurred in connection with the offering of its shares, including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by the Fund. See "Purchase of Shares--Distribution Plans".

  As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund.

  The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser (as defined under the Investment Company Act) because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser that use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution

Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The gross sales charges for the sale of Class A shares for the fiscal year ended June 30, 1997 were $610,352, of which the Distributor received $42,785 and Merrill Lynch received $567,567 as a selected dealer of such shares. The gross sales charges for the sale of Class A shares for the fiscal year ended June 30, 1996 were $948,582, of which the Distributor received $67,810 and Merrill Lynch received $880,772 as a selected dealer of such shares. The gross sales charges for the sale of Class A shares for the fiscal year ended June 30, 1995 were $1,586,058, of which the Distributor received $86,913 and Merrill Lynch received $1,499,145 as a selected dealer of such shares. For the fiscal year ended June 30, 1997, the gross sales charges for the sale of Class D shares were $1,836,372, of which the Distributor received $116,447 and Merrill Lynch received $1,719,925 as a selected dealer of such shares. For the fiscal year ended June 30, 1996, the gross sales charges for the sale of Class D shares were $2,377,323, of which the Distributor received $155,038 and Merrill Lynch received $2,222,285 as a selected dealer of such shares. For the period October 21, 1994 (commencement of operations) to June 30, 1995, the gross sales charges for the sale of Class D shares were $1,239,289 of which the Distributor received $73,637 and Merrill Lynch received $1,165,652 as a selected dealer of such shares. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage."

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by a "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right for accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch BlueprintSM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of .50 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access AccountsSM. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access AccountsSM available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMASM Managed Trusts. Class A shares are offered to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge ("CDSC") upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately eight years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A or Class D Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met: first, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares; second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering; third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account; fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the

Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of June 30, 1997 with respect to the Class B and Class C shares of the Fund, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule, and with respect to Class B shares, the Distributor's voluntary maximum.

                                                  DATA CALCULATED AS OF JUNE 30, 1997
                                                            (IN THOUSANDS)
                          -----------------------------------------------------------------------------------
                                                                                                    ANNUAL
                                                                                                 DISTRIBUTION
                                         ALLOWABLE  ALLOWABLE              AMOUNTS                  FEE AT
                                         AGGREGATE INTEREST ON MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                          ELIGIBLE GROSS   SALES     UNPAID     AMOUNT     PAID TO      UNPAID    NET ASSET
                             SALES(1)     CHARGES  BALANCE(2)  PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          -------------- --------- ----------- -------- -------------- --------- ------------
CLASS B SHARES, FOR THE
 PERIOD OCTOBER 21, 1988
 (COMMENCEMENT OF OPERA-
 TIONS) TO JUNE 30,
 1997:
Under NASD Rule as
 Adopted................    $3,646,067   $227,879    $59,332   $287,211    $124,428    $162,783    $30,665
Under Distributor's
 Voluntary Waiver.......    $3,646,067   $227,879    $18,230   $246,109    $124,428    $121,681    $30,665
CLASS C SHARES, FOR THE
 PERIOD OCTOBER 21, 1994
 (COMMENCEMENT OF OPERA-
 TIONS) TO JUNE 30,
 1997:
Under NASD Rule as
 Adopted................    $  322,661   $ 20,166    $ 2,341   $ 22,507    $  3,431    $ 19,076    $ 2,533

--------
(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD maximum sales charge rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares-Distribution Plans" in the Prospectus. This figure may include CDSDs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed
(other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended June 30, 1996 and 1995, the Distributor received CDSCs of $2,785,815 and $1,951,585, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended June 30, 1997, with respect to the redemption of Class B shares, the Distributor received CDSCs of $3,245,099. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal years ended June 30, 1997 and 1996 and for the period October 21, 1994 (commencement of operations) to June 30, 1995, the Distributor received CDSCs of $103,976, $84,568 and $13,126, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and placing the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities of more established companies. The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  For the fiscal year ended June 30, 1997, the Fund paid total brokerage commissions of $3,140,326 of which $73,423 or 2.3% was paid to Merrill Lynch for effecting 2.9% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended June 30, 1996, the Fund paid total brokerage commissions of $3,092,682 of which $117,800 or 3.8% was paid to Merrill Lynch for effecting 3.5% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended June 30, 1995, the Fund paid total brokerage commissions of $2,515,001 of which $81,150 or 3.23% was paid to Merrill Lynch for effecting 3.44% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

  The Fund has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Investment Adviser or by the Fund of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research (such as securities and economic research and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement with the Fund, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Investment Adviser may also be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

  The Fund also may invest in securities traded in the over-the-counter ("OTC") market. Transactions in the OTC market generally are principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to the OTC transactions the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Fund, including Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions. See "Investment Objective and Policies-- Investment Restrictions." However, an affiliated person of the Fund may serve as its broker in the OTC transactions conducted on an agency basis.

  The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the advisory fee payable by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board made a determination not to seek such recapture. The Board will reconsider this matter from time to time. The Investment Adviser has arranged for the Fund's custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), each day on which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services, summarized below, that are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. These statements also will show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint no minimum charge to the investor's bank account is required. Investors who maintain CMA(R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the ex-dividend date of such dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and C Shares--Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

  Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the

CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to a shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

  Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plan. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are made on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with or without a reduced sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" on to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised funds, with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid semiannually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders in capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income included in capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission's rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS TRANSACTIONS

  The Fund may write covered options with respect to the securities that it holds in its portfolio and enter into closing purchase transactions with respect to certain of such options. In general, unless an election is available to the Fund or an exception applies, such options that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in option contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in options.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option contract. Under recently enacted legislation, this requirement will no longer apply to the Fund after its fiscal year ending June 30, 1998.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time, the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                        CLASS A SHARES            CLASS B SHARES*            CLASS C SHARES**           CLASS D SHARES**
                  -------------------------- -------------------------- -------------------------- --------------------------
                                REDEEMABLE                 REDEEMABLE                 REDEEMABLE                 REDEEMABLE
                  EXPRESSED AS  VALUE OF A   EXPRESSED AS  VALUE OF A   EXPRESSED AS  VALUE OF A   EXPRESSED AS  VALUE OF A
                  A PERCENTAGE HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL
                   BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                  HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT
                     $1,000    AT THE END OF    $1,000    AT THE END OF    $1,000    AT THE END OF    $1,000    AT THE END OF
     PERIOD        INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD
     ------       ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                          AVERAGE ANNUAL TOTAL RETURN
                                                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
June 30, 1997...       23.13%   $ 1,231.30       24.61%     $1,246.10      27.60%      $1,276.00      22.84%      $1,228.40
Five Years Ended
June 30, 1997...       17.71%   $ 2,259.80       17.78%     $2,266.30
Ten Years Ended
June 30, 1997...       12.70%   $ 3,305.10
Inception
(October 21,
1988) to June
30, 1997........                                 13.44%     $2,992.90
Inception
(October 21,
1994) to June
30, 1997........                                                           23.50%      $1,764.30      22.01%      $1,707.70
                                                              ANNUAL TOTAL RETURN
                                                 (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended June
30, 1997........       29.95%   $ 1,299.50       28.61%     $1,286.10      28.60%      $1,286.00      29.65%      $1,296.50
Year Ended June
30, 1996........       19.92%   $ 1,199.20       18.71%     $1,187.10      18.69%      $1,186.90      19.61%      $1,196.10
Year Ended June
30, 1995........       21.67%   $ 1,216.70       20.45%     $1,204.50
Year Ended June
30, 1994........        5.68%   $ 1,056.80        4.61%     $1,046.10
Year Ended June
30, 1993........       19.03%   $ 1,190.30       17.81%     $1,178.10
Year Ended June
30, 1992........       15.08%   $ 1,150.80       13.90%     $1,139.00
Year Ended June
30, 1991........        5.39%   $ 1,053.90        4.33%     $1,043.30
Year Ended June
30, 1990........        1.77%   $ 1,017.70        0.73%     $1,007.30
Year Ended June
30, 1989........       16.29%   $ 1,162.90
Year Ended June
30, 1988........        1.90%   $ 1,019.00
Year Ended June
30, 1987........       22.37%   $ 1,223.70
Year Ended June
30, 1986........       28.59%   $ 1,285.90
Year Ended June
30, 1985........       35.35%   $ 1,353.50
Year Ended June
30, 1984........       (0.18%)  $   998.20
Year Ended June
30, 1983........       67.64%   $ 1,676.40
Year Ended June
30, 1982........      (12.09%)  $   879.10
Year Ended June
30, 1981........       29.28%   $ 1,292.80
Year Ended June
30, 1980........       15.98%   $ 1,159.80
Year Ended June
30, 1979........       15.62%   $ 1,156.20
Year Ended June
30, 1978........       10.48%   $ 1,104.80
Inception
(October 21,
1988) to June
30, 1989........                                 10.33%     $1,103.30
Inception
(October 21,
1994) to June
30, 1995........                                                           15.59%      $1,155.90      16.23%      $1,162.30
                                                            AGGREGATE TOTAL RETURN
                                                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (July
1, 1977) to June
30, 1997........    1,883.23%   $19,832.30
Inception
(October 21,
1988) to June
30, 1997........                                199.29%     $2,992.90
Inception
(October 21,
1994) to June
30, 1997** .....                                                           76.43%      $1,764.30      70.77%      $1,707.70

----

 * Information as to Class B shares is presented only for the period October 21, 1988 to June 30, 1997. Prior to October 21, 1988, no Class B shares were publicly issued.

** Information as to Class C and Class D shares is presented only for the period October 21, 1994 to June 30, 1997. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charge or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on March 22, 1977. It has an authorized capital of 1,200,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class B each consists of 400,000,000 shares of Common Stock and Class C and Class D each consists of 200,000,000 shares of Common Stock. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. In addition, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting, if such request is in compliance with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of June 30, 1997, is set forth below.

                            CLASS A        CLASS B       CLASS C      CLASS D
                         -------------- -------------- ------------ ------------
Net Assets.............. $4,921,834,270 $4,088,755,251 $337,827,530 $886,391,211
                         ============== ============== ============ ============
Number of Shares
 Outstanding............    134,834,035    113,914,903    9,491,071   24,339,379
                         ============== ============== ============ ============
Net Asset Value Per
 Share (net assets
 divided by number of
 shares outstanding).... $        36.50 $        35.89 $      35.59 $      36.42
Sales Charge (for Class
 A and Class D shares:
 5.25% of offering price
 (5.54% of net asset
 value per share))*.....           2.02             **           **         2.02
                         ============== ============== ============ ============
Offering Price.......... $        38.52 $        35.89 $      35.59 $      38.44
                         ============== ============== ============ ============

--------
 * Rounded to the nearest one-hundredth percent; assumes the maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche llp, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286 (the "Custodian"), acts as custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  The Transfer Agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-4484, acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood llp, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on June 30 of each year. The Fund will send to its shareholders at least semiannually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this Federal income tax information to designate the amounts of various categories of capital gain income included in capital gain dividends.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act to which reference is hereby made.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on September 1, 1997.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

August 4, 1997

SCHEDULE OF INVESTMENTS

                            Shares                                                                   Value       Percent of
Industry                     Held               Stocks                            Cost             (Note 1a)     Net Assets
Low Price to Book Value

Metals/Non-Ferrous         1,400,000      ASARCO Inc.                      $   36,667,971      $    42,875,000         0.4%
Savings & Loans            1,900,000      Ahmanson (H.F.) & Co.                41,425,084           81,700,000         0.8
Insurance                  2,500,000      American General Corp.               54,530,936          119,375,000         1.2
Insurance                    260,000      American National
                                          Insurance Co.                         9,749,442           22,685,000         0.2
Steel                      4,900,000    ++Bethlehem Steel Corp.                66,610,783           51,143,750         0.5
Restaurants                3,900,000      Darden Restaurants, Inc.             36,505,673           35,343,750         0.3
Information Processing     4,200,000    ++Digital Equipment Corp.             160,300,507          148,837,500         1.5
Utilities--Electric        2,700,000      Entergy Corp.                        62,093,373           73,912,500         0.7
Retail                     3,300,000    ++Federated Department Stores, Inc.    93,481,549          114,675,000         1.1
Entertainment              1,250,000      The Hartford Financial
                                          Services Group Inc.                  31,155,644          103,437,500         1.0
Insurance                  2,100,000    ++ITT Corp.                            76,665,244          128,231,250         1.3
Chemicals                    800,000      Imperial Chemical Industries
                                          PLC (ADR)*                           45,969,824           45,500,000         0.4
Paper & Forest Products    3,400,000      International Paper Co.             115,795,809          165,112,500         1.6
Retail                     4,400,000    ++Kmart Corporation                    53,717,379           53,900,000         0.5
Insurance                  1,400,000      PartnerRe Holdings Ltd.              29,498,937           53,375,000         0.5
Trucking                   1,000,000      Scania AB (Class A) (ADR)*           28,093,817           29,625,000         0.3
Trucking                     500,000      Scania AB (Class B) (ADR)*           13,565,869           14,875,000         0.1
Beverages                  2,200,000      The Seagram Company Ltd.             73,951,621           88,550,000         0.9
Information Processing     2,800,000    ++Tandem Computers Inc.                34,929,327           56,700,000         0.6
Telecommunications         1,600,000      Telefonica de Espana
                                          S.A. (ADR)*                          63,336,735          138,000,000         1.3
Telecommunications         2,000,000    ++U S West Media Group, Inc.           29,542,902           40,500,000         0.4
Steel                      3,150,000      USX--US Steel Group, Inc.            94,976,906          110,446,875         1.1
Banking                      400,000      Wells Fargo & Company                69,745,372          107,800,000         1.1
                                                                           --------------      ---------------       ------
                                                                            1,322,310,704        1,826,600,625        17.8
Below-Average Price/Earnings Ratio

Insurance                  3,000,000      The Allstate Corp.                   65,873,114          219,000,000         2.1
Banking                    2,500,000      Citicorp                             99,909,139          301,406,250         3.0
Farm & Construction
  Equipment                4,500,000      Deere & Company                     103,532,247          246,937,500         2.4
Capital Goods              1,400,000      Eaton Corp.                          72,067,416          122,237,500         1.2
Automotive                 5,600,000      Ford Motor Co.                      162,471,869          211,400,000         2.1
Automotive                 2,900,000      General Motors Corp.                133,442,048          161,493,750         1.6
Conglomerates                650,000      Hanson PLC (ADR)*                    27,719,944           16,250,000         0.2
Chemicals                  2,300,000      Hercules Inc.                        55,427,706          110,112,500         1.1
Machinery                  3,650,000      ITT Industries Inc.                  71,862,095           93,987,500         0.9
Information Processing     4,000,000      International Business
                                          Machines Corp.                      157,901,659          360,750,000         3.5
Semiconductors             1,000,000      Micron Technology, Inc.              26,042,512           39,937,500         0.4
Banking                    2,400,000      NationsBank Corp.                    55,256,525          154,800,000         1.5
Banking                    3,700,000      Norwest Corp.                        87,114,122          208,125,000         2.0
Tobacco                    2,100,000      Philip Morris Companies Inc.         52,019,250           93,187,500         0.9
Electrical Equipment       3,150,000      Philips Electronics N.V.
                                          (ADR)*                               79,068,977          226,406,250         2.2
Retail                     3,450,000      Sears, Roebuck & Co.                 84,545,051          185,437,500         1.8
Electronics                1,500,000      Tektronix, Inc.                      58,632,719           90,000,000         0.9
Insurance                  3,000,000      Travelers Inc.                       53,675,700          189,187,500         1.9
Chemicals                  2,400,000      Union Carbide Corp.                  75,165,781          112,950,000         1.1
Information Processing     5,600,000    ++Unisys Corp.                         60,913,547           42,700,000         0.4
Retail Apparel             4,000,000    ++Woolworth Corp.                      55,901,671           96,000,000         0.9
                                                                           --------------      ---------------       ------
                                                                            1,638,543,092        3,282,306,250        32.1

                            Shares                                                                   Value       Percent of
Industry                     Held               Stocks                            Cost             (Note 1a)     Net Assets
Above-Average Yield
Telecommunications         1,600,000      Ameritech Corporation                97,056,262          108,700,000         1.1
Telecommunications         3,500,000      AT&T Corp.                          126,232,242          122,718,750         1.2
Oil--Domestic              2,200,000      Atlantic Richfield Co.              118,680,060          155,100,000         1.5
Real Estate Investment
  Trust                      700,000      Avalon Properties, Inc.              14,156,990           20,037,500         0.2
Telecommunications         1,550,000      Bell Atlantic Corp.                  80,362,277          117,606,250         1.2
Oil--International         1,936,476      The British Petroleum Co.
                                          PLC (ADR)* (a)                       60,259,699          144,993,640         1.4
Utilities--Electric        1,550,000      CINergy Corp.                        41,274,637           53,959,375         0.5
Oil--International         2,580,000      Chevron Corp.                       110,551,043          190,758,750         1.9
Utilities--Electric        1,650,000      Consolidated Edison Co. of
                                          New York, Inc.                       39,941,210           48,571,875         0.5
Utilities--Electric          637,500      DPL Inc.                              6,204,369           15,698,437         0.2
Telecommunications         3,500,000      GTE Corp.                           115,931,380          153,562,500         1.5
Foods/Food Processing      1,450,000      General Mills, Inc.                  67,972,787           94,431,250         0.9
Real Estate Investment
  Trust                      440,000      Irvine Apartment Communities,
                                          Inc.                                  7,185,399           12,980,000         0.1
Real Estate Investment
  Trust                      900,000      Liberty Property Trust               17,601,647           22,387,500         0.2
Real Estate Investment
  Trust                      500,000      The Mills Corp.                      10,505,625           13,843,750         0.1
Oil--International         4,000,000      Mobil Corp.                         133,447,548          279,500,000         2.7
Utilities--Electric        1,200,000      NIPSCO Industries, Inc.              27,387,777           49,575,000         0.5
Oil--Domestic              4,100,000      Occidental Petroleum Corp.           89,048,665          102,756,250         1.0
Utilities--Electric        2,300,000      PECO Energy Co.                      56,524,092           48,300,000         0.5
Utilities--Electric        1,800,000      Public Service Enterprise
                                          Group Inc.                           48,476,636           45,000,000         0.4
Real Estate Investment
  Trust                    1,600,000      Simon DeBartolo Group, Inc.          33,364,089           51,200,000         0.5
Real Estate Investment
  Trust                      500,000      Summit Properties Inc.                9,245,900           10,312,500         0.1
Oil--International         1,800,000      Texaco Inc.                         127,207,623          195,750,000         1.9
Utilities--Electric        2,150,000      Texas Utilities Co.                  74,186,490           74,040,625         0.7
Telecommunications         3,000,000      U S West Communications
                                          Group                                77,072,442          113,062,500         1.1
                                                                           --------------      ---------------       ------
                                                                            1,589,876,889        2,244,846,452        21.9

Special Situations

Pharmaceuticals            2,000,000      Bristol-Myers Squibb Co.             57,174,206          162,000,000         1.6
Information Processing     1,400,000    ++Data General Corp.                   18,155,547           36,400,000         0.4
Oil Services & Equipment   3,400,000      Dresser Industries, Inc.             79,584,474          126,650,000         1.2
Chemicals                  3,500,000      duPont (E.I.) de Nemours & Co.      146,745,137          220,062,500         2.2
Oil--International         4,600,000      Exxon Corp.                         156,573,580          282,900,000         2.8
Machinery                  2,400,000      Ingersoll-Rand Co.                   83,867,995          148,200,000         1.4
Pharmaceuticals            1,625,000      Merck & Co., Inc.                    54,465,787          168,187,500         1.6
Oil--International         5,000,000      Royal Dutch Petroleum
                                          Co. (ADR)*                          101,368,943          271,875,000         2.7
Semiconductors               750,000      Texas Instruments, Inc.              35,731,664           63,046,875         0.6
Pharmaceuticals              440,000      Zeneca Group PLC (ADR)*              12,980,000           43,615,000         0.4
                                                                           --------------      ---------------       ------
                                                                              746,647,333        1,522,936,875        14.9

                                          Total Stocks                      5,297,378,018        8,876,690,202        86.7

                             Face                                                                  Value         Percent of
                            Amount              Issue                            Cost            (Note 1a)       Net Assets
Short-Term Securities

Commercial Paper**                        ARCO British Ltd.:
                        $ 20,000,000         5.56% due 7/14/1997           $   19,956,756      $    19,956,756         0.2%
                          30,000,000         5.56% due 7/23/1997               29,893,433           29,893,433         0.3
                          28,000,000      Atlantic Asset Securitization
                                          Corporation, 5.56% due 7/11/1997     27,952,431           27,952,431         0.2
                          60,000,000      CXC Inc., 5.55% due 7/22/1997        59,796,500           59,796,500         0.6
                          40,000,000      Ciesco L.P., 5.50% due 7/17/1997     39,896,111           39,896,111         0.4
                          39,200,000      Clipper Receivables Corp.,
                                          5.55% due 7/02/1997                  39,187,913           39,187,913         0.4
                          50,000,000      Corporate Receivables Corp.,
                                          5.55% due 7/15/1997                  49,884,375           49,884,375         0.5
                          50,000,000      Countrywide Home Loans,
                                          5.56% due 7/21/1997                  49,837,833           49,837,833         0.5
                          50,000,000      Eureka Securitization PLC,
                                          5.58% due 8/01/1997                  49,752,000           49,752,000         0.5
                          20,000,000      Exxon Imperial US, Inc.,
                                          5.50% due 7/17/1997                  19,948,056           19,948,056         0.2
                                          Falcon Asset Securitization
                                          Corp.:
                          53,450,000         5.55% due 7/17/1997               53,309,916           53,309,916         0.5
                          30,000,000         5.55% due 7/25/1997               29,884,375           29,884,375         0.3
                          40,000,000      GTE Corporation, 5.59% due
                                          7/09/1997                            39,944,100           39,944,100         0.4
                                          General Motors Acceptance Corp.:
                          69,166,000         6.25% due 7/01/1997               69,153,992           69,153,992         0.7
                          60,000,000         5.53% due 7/09/1997               59,917,050           59,917,050         0.6
                          84,000,000         5.56% due 7/22/1997               83,714,587           83,714,587         0.8
                         100,000,000      Goldman Sachs Group, 5.57% due
                                          7/02/1997                            99,969,056           99,969,056         1.0
                          75,000,000      International Securitization
                                          Corp., 5.61% due 7/14/1997           74,836,375           74,836,375         0.7
                                          Lehman Brothers Holdings, Inc.:
                          50,000,000         5.67% due 7/11/1997               49,913,375           49,913,375         0.5
                          50,000,000         5.63% due 8/08/1997               49,695,042           49,695,042         0.5
                          41,015,000      Lexington Parker, Inc., 5.58%
                                          due 8/19/1997                        40,697,134           40,697,134         0.4
                          45,424,000      MetLife Funding Corp., 5.55% due
                                          7/01/1997                            45,416,997           45,416,997         0.4
                          25,000,000      Morgan Stanley Group Inc.,
                                          5.58% due 8/08/1997                  24,848,875           24,848,875         0.2
                          20,000,000      NYNEX Corporation, 5.535% due
                                          7/18/1997                            19,944,650           19,944,650         0.2
                                          Preferred Receivable Funding
                                          Corp.:
                          50,000,000         5.54% due 7/17/1997               49,869,194           49,869,194         0.5
                          50,000,000         5.56% due 7/23/1997               49,822,389           49,822,389         0.5
                          29,300,000         5.55% due 7/24/1997               29,191,590           29,191,590         0.3
                          35,000,000         5.57% due 7/30/1997               34,837,542           34,837,542         0.3
                          17,200,000      Southwestern Bell Capital Corp.,
                                          5.51% due 7/23/1997                  17,139,451           17,139,451         0.2
                                                                           --------------      ---------------       ------
                                                                            1,308,211,098        1,308,211,098        12.8

SCHEDULE OF INVESTMENTS (concluded)

                             Face                                                                  Value         Percent of
                            Amount              Issue                            Cost            (Note 1a)       Net Assets
Short-Term Securities (concluded)

US Government & Agency   $20,000,000      Federal Home Loan Banks,
Obligations**                             5.42% due 8/08/1997              $   19,882,567      $    19,882,567         0.2%
                          33,000,000      Federal Home Loan Mortgage
                                          Corp., 5.41% due 7/15/1997           32,925,613           32,925,613         0.3
                           6,000,000      Federal National Mortgage
                                          Association, 5.43% due 7/25/1997      5,977,375            5,977,375         0.1
                                                                           --------------      ---------------       ------
                                                                               58,785,555           58,785,555         0.6

                                          Total Short-Term Securities       1,366,996,653        1,366,996,653        13.4

Total Investments                                                          $6,664,374,671       10,243,686,855       100.1
                                                                           ==============
Liabilities in Excess of Other Assets                                                               (8,878,593)       (0.1)
                                                                                               ---------------       ------
Net Assets                                                                                     $10,234,808,262       100.0%
                                                                                               ===============       ======



 ++Non-income producing security.
  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                            Net Share     Net       Dividend
   Industry         Affiliate               Activity     Cost        Income

   Oil--            The British Petroleum
   International    Co. PLC (ADR)          1,051,448  $10,387,578  $4,277,982


   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1997
Assets:             Investments, at value
                    (identified cost--$6,664,374,671) (Note 1a)                                          $10,243,686,855
                    Cash                                                                                         593,210
                    Receivables:
                      Capital shares sold                                            $    17,428,136
                      Dividends                                                           13,290,322
                      Securities sold                                                      4,106,363          34,824,821
                                                                                     ---------------
                    Prepaid registration fees and other assets (Note 1d)                                         118,956
                                                                                                         ---------------
                    Total assets                                                                          10,279,223,842
                                                                                                         ---------------

Liabilities:        Payables:
                      Securities purchased                                                21,191,229
                      Capital shares redeemed                                             12,786,909
                      Distributor (Note 2)                                                 3,891,677
                      Investment adviser (Note 2)                                          3,447,783          41,317,598
                                                                                     ---------------
                    Accrued expenses and other liabilities                                                     3,097,982
                                                                                                         ---------------
                    Total liabilities                                                                         44,415,580
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $10,234,808,262
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 400,000,000
Consist of:         shares authorized                                                                    $    13,483,404
                    Class B Shares of Common Stock, $0.10 par value, 400,000,000
                    shares authorized                                                                         11,391,490
                    Class C Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                            949,107
                    Class D Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          2,433,938
                    Paid-in capital in excess of par                                                       6,190,633,026
                    Undistributed investment income--net                                                      85,980,268
                    Undistributed realized capital gains on investments--net                                 350,624,845
                    Unrealized appreciation on investments--net                                            3,579,312,184
                                                                                                         ---------------
                    Net assets                                                                           $10,234,808,262
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $4,921,834,270 and 134,834,035
                             shares outstanding                                                          $         36.50
                                                                                                         ===============
                    Class B--Based on net assets of $4,088,755,251 and 113,914,903
                             shares outstanding                                                          $         35.89
                                                                                                         ===============
                    Class C--Based on net assets of $337,827,530 and 9,491,071
                             shares outstanding                                                          $         35.59
                                                                                                         ===============
                    Class D--Based on net assets of $886,391,211 and 24,339,379
                             shares outstanding                                                          $         36.42
                                                                                                         ===============

                    See Notes to Financial Statements.


Statement of Operations for the Year Ended June 30, 1997
Investment          Dividends (net of $3,051,207 foreign withholding tax)                                $   196,265,642
Income              Interest and discount earned                                                              72,207,262
(Notes 1b & 1c):    Other                                                                                        311,318
                                                                                                         ---------------
                    Total income                                                                             268,784,222
                                                                                                         ---------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)      $    36,276,531
                    Investment advisory fees (Note 2)                                     35,001,183
                    Transfer agent fees--Class A (Note 2)                                  5,401,325
                    Transfer agent fees--Class B (Note 2)                                  5,385,563
                    Account maintenance and distribution fees--Class C (Note 2)            2,697,544
                    Account maintenance fees--Class D (Note 2)                             1,458,562
                    Transfer agent fees--Class D (Note 2)                                    751,328
                    Registration fees (Note 1d)                                              583,079
                    Accounting services (Note 2)                                             436,837
                    Transfer agent fees--Class C (Note 2)                                    429,189
                    Printing and shareholder reports                                         360,393
                    Custodian fees                                                           301,347
                    Professional fees                                                         88,016
                    Directors' fees and expenses                                              41,233
                    Pricing fees                                                                 439
                    Other                                                                     78,078
                                                                                     ---------------
                    Total expenses                                                                            89,290,647
                                                                                                         ---------------
                    Investment income--net                                                                   179,493,575
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                        465,029,995
Unrealized Gain on  Change in unrealized appreciation on investments--net                                  1,657,307,021
Investments--Net                                                                                         ---------------
(Notes 1c, 1e & 3): Net Increase in Net Assets Resulting from Operations                                 $ 2,301,830,591
                                                                                                         ===============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets


                                                                                                  For the Year
                                                                                                 Ended June 30,
Increase (Decrease) in Net Assets:                                                          1997                1996
Operations:         Investment income--net                                           $   179,493,575     $   158,628,044
                    Realized gain on investments--net                                    465,029,995         327,014,797
                    Change in unrealized appreciation on investments--net              1,657,307,021         639,253,232
                                                                                     ---------------     ---------------
                    Net increase in net assets resulting from operations               2,301,830,591       1,124,896,073
                                                                                     ---------------     ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                           (100,659,426)        (83,171,240)
Shareholders          Class B                                                            (58,137,865)        (50,150,559)
(Note 1g):            Class C                                                             (4,393,794)         (2,265,975)
                      Class D                                                            (11,669,904)         (6,929,391)
                    Realized gain on investments--net:
                      Class A                                                           (170,767,565)        (63,214,864)
                      Class B                                                           (157,008,366)        (56,947,014)
                      Class C                                                            (10,983,674)         (2,332,735)
                      Class D                                                            (21,395,471)         (5,725,774)
                                                                                     ---------------     ---------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                   (535,016,065)       (270,737,552)
                                                                                     ---------------     ---------------
Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                   945,290,139       1,092,277,977
(Note 4):                                                                            ---------------     ---------------

Net Assets:         Total increase in net assets                                       2,712,104,665       1,946,436,498
                    Beginning of year                                                  7,522,703,597       5,576,267,099
                                                                                     ---------------     ---------------
                    End of year*                                                     $10,234,808,262     $ 7,522,703,597
                                                                                     ===============     ===============

                   *Undistributed investment income--net (Note 1h)                   $    85,980,268     $    82,449,679
                                                                                     ===============     ===============

                    See Notes to Financial Statements.

Financial Highlights


The following per share data and ratios have been derived
from information provided in the financial statements.                              Class A
                                                                          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                 1997++        1996           1995          1994          1993
Per Share           Net asset value,
Operating           beginning of year                $    30.22   $    26.44     $    23.17    $    23.31     $    20.57
Performance:                                         ----------   ----------     ----------    ----------     ----------
                    Investment income--net                  .81          .80            .74           .62            .71
                    Realized and unrealized gain
                    on investments and foreign
                    currency transactions--net             7.66         4.31           4.01           .67           3.03
                                                     ----------   ----------     ----------    ----------     ----------
                    Total from investment
                    operations                             8.47         5.11           4.75          1.29           3.74
                                                     ----------   ----------     ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net               (.80)        (.76)          (.69)         (.70)          (.64)
                      Realized gain on
                      investments--net                    (1.39)        (.57)          (.79)         (.73)          (.36)
                                                     ----------   ----------     ----------    ----------     ----------
                    Total dividends and
                    distributions                         (2.19)       (1.33)         (1.48)        (1.43)         (1.00)
                                                     ----------   ----------     ----------    ----------     ----------
                    Net asset value, end of year     $    36.50   $    30.22     $    26.44    $    23.17     $    23.31
                                                     ==========   ==========     ==========    ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                      29.95%       19.92%         21.67%         5.68%         19.03%
                                                     ==========   ==========     ==========    ==========     ==========

Ratios to Average   Expenses                               .55%         .56%           .59%          .53%           .54%
Net Assets:                                          ==========   ==========     ==========    ==========     ==========
                    Investment income--net                2.54%        2.88%          3.19%         2.76%          3.48%
                                                     ==========   ==========     ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                   $4,921,834   $3,587,558     $2,834,652    $2,272,983     $2,023,078
                                                     ==========   ==========     ==========    ==========     ==========
                    Portfolio turnover                   13.00%       13.94%         11.69%        21.79%         20.85%
                                                     ==========   ==========     ==========    ==========     ==========
                    Average commission
                    rate paid+++                     $    .0582   $    .0491             --            --             --
                                                     ==========   ==========     ==========    ==========     ==========

         [FN]
           *Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the year.
         +++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchase and sales of equity securities.

            See Notes to Financial Statements.

The following per share data and ratios have been derived
from information provided in the financial statements.                              Class B
                                                                          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                 1997++        1996           1995          1994          1993
Per Share           Net asset value,
Operating           beginning of year                $    29.76   $    26.08     $    22.87    $    23.04     $    20.35
Performance:                                         ----------   ----------     ----------    ----------     ----------
                    Investment income--net                  .48          .53            .53           .42            .53
                    Realized and unrealized gain
                    on investments and foreign
                    currency transactions--net             7.55         4.23           3.93           .62           2.96
                                                     ----------   ----------     ----------    ----------     ----------
                    Total from investment
                    operations                             8.03         4.76           4.46          1.04           3.49
                                                     ----------   ----------     ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net               (.51)        (.51)          (.46)         (.48)          (.44)
                      Realized gain on
                      investments--net                    (1.39)        (.57)          (.79)         (.73)          (.36)
                                                     ----------   ----------     ----------    ----------     ----------
                    Total dividends and
                    distributions                         (1.90)       (1.08)         (1.25)        (1.21)          (.80)
                                                     ----------   ----------     ----------    ----------     ----------
                    Net asset value, end of year     $    35.89   $    29.76     $    26.08    $    22.87     $    23.04
                                                     ==========   ==========     ==========    ==========     ==========
Total Investment    Based on net asset value
Return:*            per share                            28.61%       18.71%         20.45%         4.61%         17.81%
                                                     ==========   ==========     ==========    ==========     ==========

Ratios to Average   Expenses                              1.57%        1.58%          1.61%         1.55%          1.56%
Net Assets:                                          ==========   ==========     ==========    ==========     ==========
                    Investment income--net                1.53%        1.86%          2.16%         1.75%          2.47%
                                                     ==========   ==========     ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                   $4,088,755   $3,288,963     $2,464,248    $1,744,704     $1,383,935
                                                     ==========   ==========     ==========    ==========     ==========
                    Portfolio turnover                   13.00%       13.94%         11.69%        21.79%         20.85%
                                                     ==========   ==========     ==========    ==========     ==========
                    Average commission
                    rate paid+++                     $    .0582   $    .0491             --            --             --
                                                     ==========   ==========     ==========    ==========     ==========

          [FN]
            *Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the year.
          +++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

             See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                 Class C                              Class D
                                                                           For the                              For the
The following per share data and ratios                                    Period                               Period
have been derived from information provided            For the Year        Oct. 21,        For the Year         Oct. 21,
in the financial statements.                              Ended          1994++++ to          Ended           1994++++ to
                                                         June 30,          June 30,          June 30,           June 30,
Increase (Decrease) in Net Asset Value:             1997++        1996       1995        1997++      1996         1995
Per Share           Net asset value,
Operating           beginning of period           $  29.56     $  25.98   $  22.92     $  30.16    $  26.41     $  23.19
Performance:                                      --------     --------   --------     --------    --------     --------
                    Investment income--net             .47          .55        .44          .73         .76          .50
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 7.49         4.18       3.05         7.66        4.27         3.17
                                                  --------     --------   --------     --------    --------     --------
                    Total from investment
                    operations                        7.96         4.73       3.49         8.39        5.03         3.67
                                                  --------     --------   --------     --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net          (.54)        (.58)      (.33)        (.74)       (.71)        (.35)
                      Realized gain on
                      investments--net               (1.39)        (.57)      (.10)       (1.39)       (.57)        (.10)
                                                  --------     --------   --------     --------    --------     --------
                    Total dividends and
                    distributions                    (1.93)       (1.15)      (.43)       (2.13)      (1.28)        (.45)
                                                  --------     --------   --------     --------    --------     --------
                    Net asset value,
                    end of period                 $  35.59     $  29.56   $  25.98     $  36.42    $  30.16     $  26.41
                                                  ========     ========   ========     ========    ========     ========

Total Investment    Based on net asset value
Return: **          per share                       28.60%       18.69%     15.59%+++    29.65%      19.61%       16.23%+++
                                                  ========     ========   ========     ========    ========     ========

Ratios to Average   Expenses                         1.58%        1.59%      1.66%*        .80%        .81%         .87%*
Net Assets:                                       ========     ========   ========     ========    ========     ========
                    Investment income--net           1.51%        1.83%      2.09%*       2.28%       2.61%        2.88%*
                                                  ========     ========   ========     ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $337,828     $211,787   $ 74,334     $886,391    $434,396     $203,033
                                                  ========     ========   ========     ========    ========     ========
                    Portfolio turnover              13.00%       13.94%     11.69%       13.00%      13.94%       11.69%
                                                  ========     ========   ========     ========    ========     ========
                    Average commission
                    rate paid+++++                $  .0582     $  .0491         --     $  .0582    $  .0491           --
                                                  ========     ========   ========     ========    ========     ========

         [FN]
           *Annualized.
          **Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the year.
        ++++Commencement of Operations.
         +++Aggregate total investment return.
       +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction) the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(f) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $1,101,997 have been reclassified from undistributed net investment income to undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
0.60% of the Fund's average daily net assets not exceeding $100 million; 0.50% of the Fund's average daily net assets in excess $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account         Distribution
                         Maintenance Fee          Fee

Class B                       0.25%               0.75%
Class C                       0.25%               0.75%
Class D                       0.25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               MLFD               MLPF&S

Class A                      $ 42,785           $  567,567
Class D                      $116,447           $1,719,925

For the year ended June 30, 1997, MLPF&S received contingent deferred sales charges of $4,711,398 and $94,100 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $73,432 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1997 were $1,589,248,795 and $949,631,024, respectively.

Net realized and unrealized gains as of June 30, 1997 were as follows:

                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments            $465,029,995  $3,579,312,184
                                 ------------  --------------
Total                            $465,029,995  $3,579,312,184
                                 ============  ==============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,576,286,295, of which $3,650,447,585 related to appreciated securities and $74,161,290 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $6,667,400,560.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $945,290,139 and $1,092,277,977 for the years ended June 30,
1997 and June 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        37,081,337  $1,162,009,521
Shares issued to shareholders
in reinvestment of dividends
and distributions                   8,257,275     243,407,144
                                  -----------  --------------
Total issued                       45,338,612   1,405,416,665
Shares redeemed                   (29,216,897)   (932,986,327)
                                  -----------  --------------
Net increase                       16,121,715  $  472,430,338
                                  ===========  ==============

Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                        23,070,207 $   665,661,352
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,785,871     131,186,394
                                  -----------  --------------
Total issued                       27,856,078     796,847,746
Shares redeemed                   (16,341,658)   (469,020,925)
                                  -----------  --------------
Net increase                       11,514,420  $  327,826,821
                                  ===========  ==============


Class B Shares for the
Year Ended                                          Dollar
June 30, 1997                         Shares        Amount

Shares sold                        26,759,273  $  836,475,969
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,603,697     191,804,853
                                  -----------  --------------
Total issued                       33,362,970   1,028,280,822
Automatic conversion of
shares                             (5,951,632)   (194,812,554)
Shares redeemed                   (24,018,657)   (750,923,397)
                                  -----------  --------------
Net increase                        3,392,681  $   82,544,871
                                  ===========  ==============


Class B Shares for the
Year Ended                                          Dollar
June 30, 1996                         Shares        Amount

Shares sold                        34,258,281  $  968,992,372
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,511,955      95,303,902
                                  -----------  --------------
Total issued                       37,770,236   1,064,296,274
Automatic conversion of
shares                             (1,370,936)    (38,128,704)
Shares redeemed                   (20,359,611)   (573,975,897)
                                  -----------  --------------
Net increase                       16,039,689  $  452,191,673
                                  ===========  ==============

Class C Shares for the
Year Ended                                          Dollar
June 30, 1997                         Shares        Amount

Shares sold                         4,511,986  $  139,349,120
Shares issued to shareholders
in reinvestment of dividends
and distributions                     485,970      14,024,176
                                  -----------  --------------
Total issued                        4,997,956     153,373,296
Shares redeemed                    (2,671,622)    (83,360,975)
                                  -----------  --------------
Net increase                        2,326,334  $   70,012,321
                                  ===========  ==============


Class C Shares for the
Year Ended                                          Dollar
June 30, 1996                         Shares        Amount

Shares sold                         6,142,278  $  173,460,878
Shares issued to shareholders
in reinvestment of dividends
and distributions                     153,247       4,142,044
                                  -----------  --------------
Total issued                        6,295,525     177,602,922
Shares redeemed                    (1,991,553)    (56,032,695)
                                  -----------  --------------
Net increase                        4,303,972  $  121,570,227
                                  ===========  ==============

Class D Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         7,052,734    $223,824,582
Automatic conversion of
shares                              5,871,627     194,812,554
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,008,878      29,701,013
                                  -----------    ------------
Total issued                       13,933,239     448,338,149
Shares redeemed                    (3,996,236)   (128,035,540)
                                  -----------    ------------
Net increase                        9,937,003    $320,302,609
                                  ===========    ============

Class D Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         7,412,646    $212,175,625
Automatic conversion of
shares                              1,355,250      38,128,704
Shares issued to shareholders
in reinvestment of dividends
and distributions                     412,739      11,332,508
                                  -----------    ------------
Total issued                        9,180,635     261,636,837
Shares redeemed                    (2,466,089)    (70,947,581)
                                  -----------    ------------
Net increase                        6,714,546    $190,689,256
                                  ===========    ============

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                                       49

                    [This page is intentionally left blank.]

                      [This page intentionally left blank]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Management of the Fund.....................................................   6
 Directors and Officers....................................................   6
 Compensation of Directors.................................................   7
 Management and Advisory Arrangements......................................   8
Purchase of Shares.........................................................   9
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  10
 Reduced Initial Sales Charges.............................................  10
 Distribution Plans........................................................  14
 Limitations on the Payment of Deferred Sales Charges......................  15
Redemption of Shares.......................................................  16
 Deferred Sales Charges--Class B and Class C Shares........................  17
Portfolio Transactions and Brokerage.......................................  18
Determination of Net Asset Value...........................................  19
Shareholder Services.......................................................  20
 Investment Account........................................................  20
 Automatic Investment Plans................................................  21
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  21
 Systematic Withdrawal Plans ..............................................  22
 Retirement Plans..........................................................  23
 Exchange Privilege........................................................  23
Dividends, Distributions and Taxes.........................................  25
 Dividends and Distributions...............................................  25
 Taxes.....................................................................  26
 Tax Treatment of Options Transactions.....................................  27
 Special Rules for Certain Foreign Currency Transactions...................  28
Performance Data...........................................................  29
General Information........................................................  31
 Description of Shares.....................................................  31
 Computation of Offering Price per Share...................................  32
 Independent Auditors......................................................  32
 Custodian.................................................................  32
 Transfer Agent............................................................  32
 Legal Counsel.............................................................  32
 Reports to Shareholders...................................................  33
 Additional Information....................................................  33
 Security Ownership of Certain Beneficial Owners...........................  33
Independent Auditors' Report...............................................  34
Financial Statements.......................................................  35

                                                           Code #10124-0997

[LOGO]  MERRILL LYNCH

Merrill Lynch
Basic Value Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

September 26, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the years in the ten-year period ended June 30, 1997.

    Contained in Part B:

     Schedule of Investments, as of June 30, 1997.

     Statement of Assets and Liabilities, as of June 30, 1997.

     Statement of Operations for the year ended June 30, 1997.

     Statements of Changes in Net Assets for each of the years in the two-year period ended June 30, 1997.

     Financial Highlights for each of the years in the five-year period ended June 30, 1997.

  (b)EXHIBITS

 EXHIBIT
 NUMBER
 -------
  1(a)   --Articles of Incorporation of the Registrant, dated March 22, 1977.(a)
   (b)   --Articles of Amendment, dated October 3, 1988, to the Articles of
          Incorporation of the Registrant.(a)
   (c)   --Articles of Amendment, dated October 17, 1994, to the Articles of
          Incorporation of the Registrant.(a)
   (d)   --Articles Supplementary, dated October 17, 1994, to the Articles of
          Incorporation of the Registrant.(a)
   (e)   --Articles Supplementary, dated March 17, 1995, to the Articles of
          Incorporation of the Registrant.(a)
   (f)   --Articles Supplementary, dated September 17, 1996, to the Articles of
          Incorporation of the Registrant.
     2   --By-Laws of the Registrant.(b)
     3   --None.
  4(a)   --Portions of the Articles of Incorporation, as amended, and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(c)
         --Investment Advisory Agreement between the Registrant and Fund Asset
  5(a)    Management, L.P.(a)
   (b)   --Supplement to Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.(b)
   (c)   --Form of Sub-Advisory Agreement between Fund Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited.
  6(a)   --Form of Revised Class A Distribution Agreement between the
          Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(d)
   (b)   --Class B Distribution Agreement between the Registrant and Merrill
          Lynch Funds
          Distributor, Inc.(b)
   (c)   --Form of Class C Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(b)
   (d)   --Form of Class D Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(b)
   (e)   --Letter Agreement between the Registrant and Merrill Lynch Funds
          Distributor, Inc., dated September 15, 1993, in connection with the
          Merrill Lynch Mutual Fund Adviser Program.(e)
  7      --None.
  8      --Custody Agreement between the Registrant and The Bank of New York.

 EXHIBIT
 NUMBER
 -------
   9     --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc.(a)
  10     --None.
  11     --Consent of Deloitte & Touche LLP, Independent auditors for
          Registrant.
  12     --None.
  13     --None.
  14     --None.
  15(a)  --Amended and Restated Class B Distribution Plan of the Registrant and
          Class B Distribution Plan Sub-Agreement.(e)
    (b)  --Form of Class C Distribution Plan of the Registrant and Class C
          Distribution Plan
          Sub-Agreement.(b)
    (c)  --Form of Class D Distribution Plan of the Registrant and Class D
          Distribution Plan
          Sub-Agreement.(b)
  16(a)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to Class A shares.(a)
    (b)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to Class B shares.(a)
    (c)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to Class C shares.(a)
    (d)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to Class D shares.(a)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
  18     --Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-
          3.(f)

--------

(a) Filed October 25, 1995, as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-58521) (the "Registration Statement").

(b) Filed on September 7, 1994 as an exhibit to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.

(c) Reference is made to Article III, Article V, Article VI (sections 2, 3, 4 and 5), Article VII, Article VIII, and Article X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibit
    (1), to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII, Article XIV and Article XV of the Registrant's By-Laws, filed as Exhibit (2) to the Registration Statement.

(d) Filed on October 11, 1994 as an exhibit to Post-Effective Amendment No. 23 to the Registrant's Registration Statement.

(e) Filed on October 28, 1993 as an exhibit to Post-Effective Amendment No. 21 to the Registrant's Registration Statement.

(f) Incorporated by reference to Exhibit    to Post-Effective Amendment No. 13
    to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund, a series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                NUMBER OF
                                HOLDERS AT
        TITLE OF CLASS       AUGUST 31, 1997*
        --------------       ----------------
   Class A Shares of Common
    Stock, par value $0.10
    per share..............      265,766
   Class B Shares of Common
    Stock, par value $0.10
    per share..............      254,283
   Class C Shares of Common
    Stock, par value $0.10
    per share..............       32,659
   Class D Shares of Common
    Stock, par value $0.10
    per share..............       65,362

--------
* The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund,

CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., Muniholdings Florida Insured Fund, MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM) and the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Princeton Services, Inc. ("Princeton Services"), Merrill Lynch Funds Distributor, Inc. ("MLFD") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since October 1, 1995 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                                                   OTHER SUBSTANTIAL BUSINESS,
                           POSITION(S) WITH THE       PROFESSION, VOCATION
           NAME             INVESTMENT ADVISER            OR EMPLOYMENT
           ----            --------------------    ---------------------------
 ML & Co................. Limited Partner        Financial Services Holding
                                                  Company; Limited Partner of
                                                  FAM
 Princeton Services,
  Inc.................... General Partner        General Partner of FAM
 Arthur Zeikel........... President              President of FAM; President
                                                  and Director of Princeton
                                                  Services; Director of MLFD;
                                                  Executive Vice President of
                                                  ML & Co.
 Terry K. Glenn.......... Executive Vice         Executive Vice President of
                           President              FAM; Executive Vice President
                                                  and Director of Princeton
                                                  Services; President and
                                                  Director of MLFD; Director of
                                                  MLFDS; President of Princeton
                                                  Administrators, L.P.
 Vincent R. Giordano..... Senior Vice President  Senior Vice President of FAM;
                                                  Senior Vice President of
                                                  Princeton Services


 Elizabeth Griffin....... Senior Vice President  Senior Vice President of FAM
 Michael J. Hennewinkel.. Senior Vice President  Senior Vice President of FAM;
                                                  Senior Vice President of
                                                  Princeton Services
 Philip L. Kirstein...... Senior Vice            Senior Vice President, General
                           President, General     Counsel and Secretary of FAM;
                           Counsel and            Senior Vice President,
                           Secretary              General Counsel, Director and
                                                  Secretary of Princeton
                                                  Services; Director of MLFD
 Ronald M. Kloss......... Senior Vice President  Senior Vice President and
                           and Controller         Controller of FAM; Senior
                                                  Vice President and Controller
                                                  of Princeton Services
 Stephen M. M. Miller.... Senior Vice President  Executive Vice President of
                                                  Princeton Administrators,
                                                  L.P.; Senior Vice President
                                                  of Princeton Services
 Joseph T. Monagle, Jr... Senior Vice President  Senior Vice President of FAM;
                                                  Senior Vice President of
                                                  Princeton Services
 Michael L. Quinn........ Senior Vice President  Senior Vice President of FAM;
                                                  Senior Vice President of
                                                  Princeton Services; Managing
                                                  Director and First Vice
                                                  President of Merrill Lynch
                                                  from 1989 to 1995

                                                   OTHER SUBSTANTIAL BUSINESS,
                           POSITION(S) WITH THE       PROFESSION, VOCATION
           NAME             INVESTMENT ADVISER            OR EMPLOYMENT
           ----            --------------------    ---------------------------
 Gerald M. Richard....... Senior Vice President  Senior Vice President and
                           and Treasurer          Treasurer of FAM; Senior Vice
                                                  President and Treasurer of
                                                  Princeton Services; Vice
                                                  President and Treasurer of
                                                  MLFD
 Ronald L. Welburn....... Senior Vice President  Senior Vice President of FAM;
                                                  Senior Vice President of
                                                  Princeton Services
 Anthony Wiseman......... Senior Vice President  Senior Vice President of FAM;
                                                  Senior Vice President of
                                                  Princeton Services

  Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as a sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-90011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since March 31, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Harvey, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                           POSITIONS WITH MLAM       OTHER SUBSTANTIAL BUSINESS,
           NAME                    U.K.           PROFESSION, VOCATION OR EMPLOYMENT
           ----            -------------------    ----------------------------------
 Arthur Zeikel........... Director and Chairman  President of the Investment Adviser
                                                  and MLAM; President and Director
                                                  of Princeton Services; Director of
                                                  MLFD; Executive Vice President of
                                                  ML&Co.
 Alan J. Albert.......... Senior Managing        Vice President of MLAM
                           Director
 Nicholas C.D. Hall...... Director               Director of Merrill Lynch Europe
                                                  PLC; General Counsel of Merrill
                                                  Lynch International Private
                                                  Banking Group

                           POSITIONS WITH MLAM       OTHER SUBSTANTIAL BUSINESS,
           NAME                    U.K.          PROFESSION, VOCATION OR EMPLOYMENT
           ----            -------------------   ----------------------------------
 Gerald M. Richard....... Senior Vice President  Senior Vice President and
                                                  Treasurer of MLAM and FAM; Senior
                                                  Vice President and Treasurer of
                                                  Princeton Services; Vice
                                                  President and Treasurer of MLFD
 Carol Ann Langham....... Company Secretary      None
 Debra Anne Searle....... Assistant Company      None
                           Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Fatseas, and Wasel is One Financial Center, Boston, Massachusetts 02111-2646.

                                      (2)                         (3)
          (1)              POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
         NAME                      WITH MLFD                WITH REGISTRANT
         ----              -------------------------   -------------------------
Terry K. Glenn..........  President and Director       Executive Vice President
Arthur Zeikel...........  Director                     President and Director
Philip L. Kirstein......  Director                     None
William E. Aldrich......  Senior Vice President        None
Robert W. Crook.........  Senior Vice President        None
Michael J. Brady........  Vice President               None
William M. Breen........  Vice President               None
Michael G. Clark........  Vice President               None
James T. Fatseas........  Vice President               None
Michelle T. Lau.........  Vice President               None
Debra W. Landsman-Yaros.  Vice President               None
Gerald M. Richard.......  Vice President and Treasurer Treasurer
Salvatore Venezia.......  Vice President               None
William Wasel...........  Vice President               None
Robert Harris...........  Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of the Registrant, (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and the Transfer Agent (4800 Deer Lake Drive East, Jacksonville, Florida 32246-
6484).

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 25th day of September, 1997.

                                          Merrill Lynch Basic Value Fund, Inc.
                                                      (Registrant)

                                                   /s/ Gerald M. Richard
                                          By: _________________________________
                                              (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE                DATE

           Arthur Zeikel*               President and
-------------------------------------    Director
           (ARTHUR ZEIKEL)               (Principal Executive Officer)

         Gerald M. Richard*             Treasurer (Principal Financial
-------------------------------------    and Accounting
         (GERALD M. RICHARD)             Officer)

            Donald Cecil*               Director
-------------------------------------
           (DONALD CECIL)

           M. Colyer Crum*              Director
-------------------------------------
          (M. COLYER CRUM)

          Edward H. Meyer*              Director
-------------------------------------
          (EDWARD H. MEYER)

         Jack B. Sunderland*            Director
-------------------------------------
        (JACK B. SUNDERLAND)

         J. Thomas Touchton*            Director
-------------------------------------
        (J. THOMAS TOUCHTON)

        /s/ Gerald M. Richard
*By: ________________________________                           September 25,
  (GERALD M. RICHARD, ATTORNEY-IN-                                1997
                FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                             DESCRIPTION
 -------                            -----------
   5(c)  --Form of Sub-Advisory Agreement between Fund Asset Management,
          L.P. and Merrill Lynch Asset Management U.K. Limited.
   8     --Custody Agreement between the Registrant and The Bank of New
          York.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull